UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

 SECURITIES EXCHANGE ACT OF 1934

ADAIAH DISTRIBUTION INC.
(Exact name of registrant as specified in its charter)

Nevada	90-1020141
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Poruka iela 3 Madona LV-4801 Latvia
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-192895.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share

(Title of class)

 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Registrant's securities registered hereby is incorporated by reference from Securities Act registration statement file no. 333-192895.

Item 2. Exhibits.

Exhibit 1.1 – Description of Securities to be Registered.

Exhibit 1.2 – Articles of Incorporation (previously filed as exhibit to Registration Statement No. 333-192895)

2

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ADAIAH DISTRIBUTION INC.

February 10, 2015	By:	/s/ Nikolay Titov
Nikolay Titov, President